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                                                                    EXHIBIT 99.1


                             OBIE MEDIA CORPORATION

               SPECIAL MEETING OF SHAREHOLDERS - JANUARY __, 2005
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned holder of common stock of Obie Media Corporation, an
Oregon corporation (the "Company"), hereby appoints            and             ,
and each of them, as proxies for the undersigned, each with power to act without the other and with full power of substitution, for and in the name of the undersigned, and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the Special Meeting of
Shareholders of the Company, to be held at a.m., local time, on           ,
           , 2005, at the Company's offices located at 4211 West 11th Avenue, Eugene, Oregon 97402, and at any adjournments or postponements thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
            PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE


1. Proposal to approve the merger of Obie Media Corporation with OMC Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Lamar Advertising Company, as contemplated by the Agreement and Plan of Merger, dated as of September 17, 2004, among Obie Media Corporation, OMC Acquisition Corporation and Lamar Advertising Company:

              [ ]   FOR            [ ]   AGAINST              [ ]   ABSTAIN

2. Proposal to approve one or more adjournments of the Special Meeting, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting, or at any adjournment or postponement thereof, to approve proposal 1 above:

              [ ]   FOR            [ ]   AGAINST              [ ]   ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS SET FORTH ABOVE. IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON ANY OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. ANY SHAREHOLDER WHO WISHES TO WITHHOLD THE DISCRETIONARY AUTHORITY REFERRED TO IN
ITEM 3. ABOVE, SHOULD MARK A LINE THROUGH THE ENTIRE ITEM.

Receipt of the Proxy Statement, dated           , 2004, is hereby acknowledged.

Mark here if you plan to attend the Special Meeting of Shareholders    [ ]


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PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE
ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.



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                            Signature of Shareholder

                  Address:
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                  Date:
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                            Signature of Shareholder

                  Address:
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                  Date:
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NOTE: Please sign exactly and as fully as your name appears on your stock certificate and mail it promptly. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]